SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 22, 2000
                               (December 20, 2000)



                                   AT&T CORP.
               (Exact Name of Registrant as Specified in Charter)



         New York                      No. 1-1105              No. 13-4924710
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)




            32 Avenue of the Americas, New York, New York 10013-2412 (Address of Principal Executive Offices, including ZIP code)


                                 (212) 387-5400
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      On December 20, 2000, AT&T Corp., AT&T Wireless Services, Inc. and
NTT DoCoMo, Inc. entered into definitive agreements, including a securities purchase agreement, an investor agreement and a warrant agreement, as contemplated by the binding letter agreement, dated as of November 30, 2000, previously entered into by these parties relating to an investment by NTT DoCoMo in AT&T's Wireless Group, and a strategic alliance relating to mobile multimedia services.

      Copies of the securities purchase agreement, investor agreement and warrant agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. This summary is qualified by reference to such exhibits.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits.


         Exhibit 10.1 Securities Purchase Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated December 20, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

         Exhibit 10.2 Investor Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated December 20, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

         Exhibit 10.3 Warrant Agreement by and among AT&T Wireless Services, Inc., NTT DoCoMo, Inc. and AT&T Corp. dated December 20, 2000.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AT&T CORP.


                                         By: /s/ Marilyn J. Wasser
                                            ---------------------------------
                                            Name:   Marilyn J. Wasser
                                            Title:  Vice President and Secretary


December 21, 2000

                                  EXHIBIT INDEX


      Exhibit No.       Document
      ----------        --------

      Exhibit 10.1 Securities Purchase Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated December 20, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.2 Investor Agreement by and among AT&T Corp., AT&T Wireless Services, Inc. and NTT DoCoMo, Inc., dated December 20, 2000. (Schedules and certain other attachments to this Exhibit have not been filed; upon request, AT&T will furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment.)

      Exhibit 10.3 Warrant Agreement by and among AT&T Wireless Services, Inc., NTT DoCoMo, Inc. and AT&T Corp. dated December 20, 2000.